MERRILL LYNCH
COLORADO
MUNICIPAL
BOND FUND



[FUND LOGO]
STRATEGIC
         Performance



Annual Report
July 31, 1997



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch Colorado
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                            #16915 -- 7/97

[RECYCLE LOGO]

Printed on post-consumer recycled paper



Merrill Lynch Colorado Municipal Bond Fund            July 31, 1997

TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1997, a number of very favorable factors combined to push both tax-exempt and taxable bond yields to recent historic lows. A slowing domestic economy, a continued benign, if not improving, inflationary environment,a declining Federal budget deficit with resultant reduced Treasury borrowing needs, and a successful Congressional budget accord all resulted in significant declines in fixed-income yields. By the end of July, 30-year US Treasury bond yields had declined approximately 50 basis points (0.50%) to 6.30%, their lowest level in over a year. Similarly, as measured by the Bond Buyer Revenue Bond Index, long-term municipal revenue bond yields fell over 50 basis points to end the July 31, 1997 quarter at 5.49%, their lowest level since early 1994.

The decline in tax-exempt yields in recent months was even more impressive given that the municipal market lost much of the technical support it enjoyed for over a year. In previous quarters, new tax-exempt bond issuance declined, or remained stable. During the six months ended July 31, 1997, approximately $100 billion in new long-term municipal securities was underwritten, an increase of over 7.5% versus the comparable period in 1996. As tax-exempt bond yields declined, many municipal bond issuers took this opportunity to both issue new debt as well as refinance older, higher-couponed debt with new, lower-yielding issues. This refinancing led to a surge in tax-exempt issuance in recent months. Over the three months ended July 31, 1997, new long-term tax-exempt bond issuance totaled approximately $55 billion, an increase of over 15% versus the July 31, 1996 quarter.

The decline in municipal bond yields also resulted in some reduction in retail investor demand. In earlier episodes of rapidly declining interest rates, individual investor demand initially fell until investors became more acclimated to the current levels. Should interest rates stabilize, we expect investor demand to return to earlier levels. Also, this past June and July, municipal bond investors received over $50 billion in assets from coupon income payments, bond maturities, and the proceeds from early bond redemptions. Despite the continued allure of the US equity market, it is likely that much of these assets will be reallocated to the municipal bond market as investors adjust to the new investment environment.

Looking forward, given the extent of the recent bond market rally, some retrenchment or at least a period of consolidation is likely. However, the positive backdrop of modest economic growth and low inflation suggests that any such adjustment is not likely to be excessive. Despite recent increases in new bond issuance, supply for all of 1997 is not expected to be materially different than earlier estimates of approximately $175 billion. It is likely that the recent increase in issuance has largely borrowed from that originally scheduled for later this year. Additionally, any significant increase in tax-exempt bond yields will prevent any further bond refinancings, reducing future supply. Unless the current positive economic fundamentals undergo immediate and significant deterioration, any increase in municipal bond yields is likely to be viewed as an opportunity to purchase more attractively priced tax-exempt securities.

Fiscal Year in Review
Our portfolio strategy during the fiscal year provided shareholders with yield and total return results in line with similar Colorado tax-exempt mutual funds.

During the 12 months ended July 31, 1997, interest rates experienced a great deal of volatility. At the start of the Fund's fiscal year in August 1996, we believed that the economy was showing full employment, and expected inflation to accelerate. However, inflation never surfaced, which set the bond market up for a significant rally. After being defensively postured in the late spring, we restructured the Fund to take advantage of any increase in bond prices. This strategy paid off for the first six months of the fiscal year. However, we experienced an extremely strong economy in the first quarter of 1997 and expected a Federal Reserve Board interest rate increase. The increase of 25 basis points came in February, and many economists predicted more would follow.

While Federal Reserve Board Chairman Alan Greenspan's "irrational exuberance" and the "new paradigm" theories worked themselves out, our investment strategy went into a neutral mode to seek to protect the Fund's net asset values. We increased cash reserves to 5% in March, which proved ineffective as the bond market reached its high in yields for the year. However, being in the market soon became beneficial to the Fund, because spring brought lower yields and higher bond prices. Since April the Fund has been fully invested and fully participated in the powerful market appreciation. As interest rates continue to decline, our strategy is expected to become slightly more defensive in order to seek to protect some of the gains the Fund enjoyed during the fiscal year.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch Colorado Municipal Bond Fund, and we look forward to serving your investment needs in the months and years to come.

Sincerely,

/S/ARTHUR ZEIKEL
Arthur Zeikel
President

/S/VINCENT R. GIORDANO
Vincent R. Giordano
Senior Vice President

/S/HUGH T. HURLEY III
Hugh T. Hurley III
Vice President and Portfolio Manager

September 4, 1997



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select PricingSM System, which offers four pricing alternatives:

[bullet] Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

[bullet] Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

[bullet] Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

[bullet] Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables as well as the total returns and cumulative total returns in the "Performance Summary" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results

                                                                                                    12 Month       3 Month
                                                           7/31/97       4/30/97       7/31/96       % Change       % Change
Class A Shares*                                            $9.89          $9.46         $9.45         +4.66%         +4.55%
Class B Shares*                                             9.89           9.46          9.45         +4.66          +4.55
Class C Shares*                                             9.89           9.46          9.46         +4.55          +4.55
Class D Shares*                                             9.88           9.45          9.45         +4.55          +4.55
Class A Shares -- Total Return*                                                                       +9.93(1)       +5.84(2)
Class B Shares -- Total Return*                                                                       +9.38(3)       +5.71(4)
Class C Shares -- Total Return*                                                                       +9.15(5)       +5.68(6)
Class D Shares -- Total Return*                                                                       +9.71(7)       +5.82(8)
Class A Shares -- Standardized 30-day Yield                 4.35%
Class B Shares -- Standardized 30-day Yield                 4.03%
Class C Shares -- Standardized 30-day Yield                 3.93%
Class D Shares -- Standardized 30-day Yield                 4.26%

*   Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
(1) Percent change includes reinvestment of $0.471 per share ordinary income dividends.
(2) Percent change includes reinvestment of $0.118 per share ordinary income dividends.
(3) Percent change includes reinvestment of $0.422 per share ordinary income dividends.
(4) Percent change includes reinvestment of $0.106 per share ordinary income dividends.
(5) Percent change includes reinvestment of $0.413 per share ordinary income dividends.
(6) Percent change includes reinvestment of $0.104 per share ordinary income dividends.
(7) Percent change includes reinvestment of $0.461 per share ordinary income dividends.
(8) Percent change includes reinvestment of $0.116 per share ordinary income dividends.






[GRAPHIC LINE CHART OMITTED: TOTAL RETURN BASED ON A $10,000 INVESTMENT]

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A
Shares and Class B Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index. Beginning and ending values are:

                                           11/26/93**          7/97
ML Colorado Municipal Bond Fund+-
Class A Shares*                             $9,600            $11,525

ML Colorado Municipal Bond Fund+-
Class B Shares*                            $10,000            $11,684

Lehman Brothers Municipal Bond Index++     $10,000            $12,596



Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C
Shares and Class D Shares compared to growth of an investment in the Lehman
Brothers Municipal Bond Index.  Beginning and ending values are:

                                           10/21/94**          7/97

ML Colorado Municipal Bond Fund+-
Class C Shares*                            $10,000            $12,442

ML Colorado Municipal Bond Fund+-
Class D Shares*                             $9,600            $12,122

Lehman Brothers Municipal Bond Index++     $10,000            $13,054

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
** Commencement of Operations
+ ML Colorado Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the State of Colorado, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.
   Past performance is not predictive of future performance.




Average Annual Total Return

                                   % Return Without               % Return With
                                     Sales Charge                 Sales Charge**
Class A Shares*
Year Ended 6/30/97                      +7.76%                       +3.45%
Inception (11/26/93)
through 6/30/97                         +4.36                        +3.18

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.

                                       % Return                      % Return
                                     Without CDSC                   With CDSC**
Class B Shares*
Year Ended 6/30/97                      +7.22%                       +3.22%
Inception (11/26/93) through 6/30/97    +3.83                        +3.58

* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
** Assuming payment of applicable contingent deferred sales charge.


                                       % Return                      % Return
                                     Without CDSC                   With CDSC**
Class C Shares*
Year Ended 6/30/97                      +7.10%                       +6.10%
Inception (10/21/94)
through 6/30/97                         +7.29                        +7.29

* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
** Assuming payment of applicable contingent deferred sales charge.


                                   % Return Without               % Return With
                                     Sales Charge                 Sales Charge**
Class D Shares*
Year Ended 6/30/97                      +7.54%                       +3.24%
Inception (10/21/94) through 6/30/97    +7.86                        +6.24

*  Maximum sales charge is 4%.
** Assuming maximum sales charge.





Performance Summary -- Class A Shares

                                  Net Asset Value                Capital Gains
Period Covered              Beginning          Ending             Distributed           Dividends Paid*          % Change**
11/26/93 -- 12/31/93       $10.00              $10.14                 --                    $0.042                + 1.82%
1994                        10.14                8.81                 --                     0.512                - 8.19
1995                         8.81                9.80                 --                     0.522                +17.56
1996                         9.80                9.62                 --                     0.485                + 3.28
1/1/97 -- 7/31/97            9.62                9.89                 --                     0.261                + 5.78
                                                                                      Total $1.822
                                                                           Cumulative total return as of 7/31/97: +20.06%**






Performance Summary -- Class B Shares

                                  Net Asset Value                Capital Gains
Period Covered              Beginning          Ending             Distributed           Dividends Paid*          % Change***
11/26/93 -- 12/31/93       $10.00             $10.14                 --                    $0.037                 + 1.77%
1994                        10.14               8.81                 --                     0.465                 - 8.66
1995                         8.81               9.80                 --                     0.474                 +16.97
1996                         9.80               9.62                 --                     0.436                 + 2.75
1/1/97 -- 7/31/97            9.62               9.89                 --                     0.234                 + 5.47
                                                                                     Total $1.646
                                                                           Cumulative total return as of 7/31/97: +17.84%***






Performance Summary -- Class C Shares

                                  Net Asset Value                Capital Gains
Period Covered              Beginning          Ending             Distributed           Dividends Paid*          % Change***
10/21/94 -- 12/31/94        $9.03             $8.81                  --                    $0.077                   -1.57%
1995                         8.81              9.80                  --                     0.462                  +16.83
1996                         9.80              9.63                  --                     0.426                  + 2.75
1/1/97 -- 7/31/97            9.63              9.89                  --                     0.229                  + 5.30
                                                                                     Total $1.194
                                                                            Cumulative total return as of 7/31/97: +24.42%***






Performance Summary -- Class D Shares

                                  Net Asset Value                Capital Gains
Period Covered              Beginning          Ending             Distributed           Dividends Paid*          % Change**
10/21/94 -- 12/31/94       $9.03              $8.81                  --                    $0.097                  - 1.34%
1995                        8.81               9.80                  --                     0.512                  +17.45
1996                        9.80               9.62                  --                     0.475                  + 3.17
1/1/97 -- 7/31/97           9.62               9.88                  --                     0.256                  + 5.61
                                                                                     Total $1.340
                                                                            Cumulative total return as of 7/31/97: +26.26%**

*   Figures may include short-term capital gains distributions.
**  Figures do not include sales charge; results would be lower if sales charge was included.
*** Figures do not reflect deduction of sales charge; results would be lower if sales charge was deducted.






Merrill Lynch Colorado Municipal Bond Fund                                                                       July 31, 1997

SCHEDULE OF INVESTMENTS                                                                                          (in Thousands)

S&P        Moody's     Face                                                                                           Value
Ratings    Ratings     Amount                                Issue                                                  (Note 1a)

Colorado -- 98.9%
AAA       Aaa          $1,000     Arapahoe County, Colorado, Capital Improvement Trust Fund, Highway
                                  Revenue Bonds (E470 Vehicle Registration), Series A, 6.15% due 8/31/2026 (b)        $1,140
AA        Aa2           1,000     Arapahoe County, Colorado, School District Number 5 (Cherry Creek), Series
                                  B, UT, 5% due 12/15/2008                                                             1,027
AAA       Aaa           1,175     Arvada, Colorado, Sales and Use Tax Revenue Refunding and Improvement Bonds,
                                  6.25% due 12/01/2017 (d)                                                             1,266
AAA       Aaa             500     Bayfield County, Colorado, Joint School District Number 10, Building Revenue
                                  Bonds, UT, Series R, 6.65% due 6/01/2015 (b)                                           561
AA        A1            1,250     Boulder Valley, Colorado, School District Number 2, School Building Project,
                                  UT, Series A, 6.30% due 12/01/2014                                                   1,371
                                  Colorado Health Facilities Authority Revenue Bonds:
A1+       VMIG1+          100     (Boulder Community Hospital Project), VRDN, Series C, 3.65% due 10/01/2014
                                  (a)(b)                                                                                 100
A1+       VMIG1+          200     (Sisters of Charity Health Services), VRDN, Series C, 3.65% due 5/15/2022 (a)          200
NR*       Aaa             500     (Swedish Medical Center Project), Series A, 6.80% due 1/01/2003 (e)                    568
                                  Colorado Housing Financing Authority, S/F Program:
NR*       Aa2           1,000     Refunding, Senior Series A3, 7% due 11/01/2016                                       1,119
NR*       Aa2           1,000     Senior Series B3, 6.80% due 11/01/2028                                               1,109
                                  Colorado Springs, Colorado, Utilities Revenue Bonds, Series A:
AA        Aa            1,125     6.10% due 11/15/2024                                                                 1,204
AA        Aa              500     Refunding, 6.50% due 11/15/2015                                                        548
AA        Aa2           1,000     Colorado Water Resource Power Development Authority, Clean Water Revenue Bonds,
                                  Series A, 6.30% due 9/01/2014                                                        1,092
BBB       Baa1            500     Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series D, 7.75%
                                  due 11/15/2013                                                                         631
                                  Denver, Colorado, City and County School District Number 1, Refunding Bonds,
                                  Series A:
A         A1            1,000     6.50% due 6/01/2010                                                                  1,168
A         A1            2,000     6.50% due 12/01/2010                                                                 2,345
AAA       Aaa           1,650     Douglas County, Colorado, School District Number 1, Revenue Refunding Bonds
                                  (Douglas and Elbert Counties), UT, 5.125% due 12/15/2016 (b)                         1,647
AA-       Aa            1,315     El Paso County, Colorado, School District Number 11 (Colorado Springs), UT,
                                  6.50% due 12/01/2010                                                                 1,533
NR*       Aa1           1,000     El Paso County, Colorado, School District Number 12 (Cheyenne Mountain),
                                  UT, 6.65% due 9/15/2014                                                              1,143
AAA       Aaa           1,600     El Paso County, Colorado, School District Number 49 (Falcon), UT, 6.50% due
                                  12/01/2015 (b)                                                                       1,833
AAA       Aaa           1,000     Garfield, Pitkin and Eagle Counties, Colorado, School District Number 1 Revenue
                                  Bonds (Roaring Fork), UT, 6.60% due 6/15/2004 (b)(e)                                 1,137
AAA       Aaa             750     Gunnison Watershed, Colorado, School District Number 1J, Revenue Bonds, UT,
                                  5% due 12/01/2015 (b)                                                                  743
AAA       Aaa           1,250     Highlands Ranch, Colorado, Metropolitan District Number 2, Refunding Bonds, UT,
                                  5% due 6/15/2016 (c)                                                                 1,238
NR*       NR*             850     Highlands Ranch, Colorado, Metropolitan District Number 4, Refunding Bonds, UT,
                                  Series A, 6.30% due 12/01/2017                                                         900
                                  La Plata County, Colorado, School District Number 9 (R Durango), UT (d):
AAA       Aaa           1,260     6.60% due 11/01/2002 (e)                                                             1,410
AAA       Aaa             240     6.60% due 11/01/2017                                                                   266
A1+       VMIG1+          800     Moffat County, Colorado, PCR, Refunding (Pacificorp Projects), VRDN, 3.60%
                                  due 5/01/2013 (a)(f)                                                                   800
NR*       A               750     Pitkin County, Colorado, Refunding and Improvement Bonds, UT, 6.875% due
                                  12/01/2024                                                                             853
AAA       Aaa           1,000     Summit County, Colorado, School District Number 1 Revenue Bonds, UT, 6.70%
                                  due 12/01/2004 (d)(e)                                                                1,143
AAA       Aaa             250     Widefield, Colorado, Water and Sanitation District, Water and Sewer Revenue
                                  Refunding and Improvement Bonds, Series A, 5.60% due 12/01/2026 (b)                    259

Total Investments (Cost -- $28,181) -- 98.9%                                                                          30,354

Other Assets Less Liabilities -- 1.1%                                                                                    339
                                                                                                                  ----------
Net Assets -- 100.0%                                                                                                 $30,693
                                                                                                                  ==========

(a) The interest rate is subject to change periodically based upon prevailing market rates.
    The interest rate shown is the rate in effect at July 31, 1997.
(b) MBIA Insured.
(c) FSA Insured.
(d) FGIC Insured.
(e) Prerefunded.
(f) AMBAC Insured.
*   Not Rated.
+   Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.


PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Colorado
Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT     Alternative Minimum Tax (subject to)
PCR     Pollution Control Revenue Bonds
S/F     Single-Family
UT      Unlimited Tax
VRDN    Variable Rate Demand Notes

See Notes to Financial Statements.

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

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 1997

Assets:               Investments, at value (identified cost -- $28,181,390) (Note 1a)                             $30,354,104
                      Cash                                                                                              82,737
                      Receivables:
                      Securities sold                                                            $1,007,625
                      Interest                                                                      347,503          1,355,128
                                                                                                -----------
                      Deferred organization expenses (Note 1e)                                                           8,431
                      Prepaid registration fees and other assets (Note 1e)                                              29,524
                                                                                                                   -----------
                      Total assets                                                                                  31,829,924
                                                                                                                   -----------

Liabilities:          Payables:
                      Securities purchased                                                          996,365
                      Dividends to shareholders (Note 1f)                                            37,880
                      Beneficial interest redeemed                                                   25,961
                      Distributor (Note 2)                                                            8,509
                      Investment adviser (Note 2)                                                     5,153          1,073,868
                                                                                                -----------
                      Accrued expenses and other liabilities                                                            62,639
                                                                                                                   -----------
                      Total liabilities                                                                              1,136,507
                                                                                                                   -----------

Net Assets:           Net assets                                                                                   $30,693,417
                                                                                                                   ===========

Net Assets            Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:           shares authorized                                                                                $85,758
                      Class B Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                191,996
                      Class C Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                  5,845
                      Class D Shares of beneficial interest, $.10 par value, unlimited number of
                      shares authorized                                                                                 26,779
                      Paid-in capital in excess of par                                                              30,122,229
                      Accumulated realized capital losses on investments -- net (Note 5)                            (1,911,904)
                      Unrealized appreciation on investments -- net                                                  2,172,714
                                                                                                                   -----------
                      Net assets                                                                                   $30,693,417
                                                                                                                   ===========

Net Asset Value:      Class A -- Based on net assets of $8,480,798 and 857,584 shares of
                      beneficial interest outstanding                                                                    $9.89
                                                                                                                   ===========
                      Class B -- Based on net assets of $18,987,663 and 1,919,957 shares of
                      beneficial interest outstanding                                                                    $9.89
                                                                                                                   ===========
                      Class C -- Based on net assets of $578,179 and 58,446 shares of
                      beneficial interest outstanding                                                                    $9.89
                                                                                                                   ===========
                      Class D -- Based on net assets of $2,646,777 and 267,793 shares of
                      beneficial interest outstanding                                                                    $9.88
                                                                                                                   ===========

                      See Notes to Financial Statements.






Statement of Operations

                                                                                                            For the Year Ended
                                                                                                                 July 31, 1997

Investment Income     Interest and amortization of premium and discount earned                                      $1,661,121
(Note 1d):

Expenses:             Investment advisory fees (Note 2)                                         $164,290
                      Account maintenance and distribution fees -- Class B (Note 2)               92,920
                      Professional fees                                                           51,432
                      Accounting services (Note 2)                                                43,881
                      Printing and shareholder reports                                            14,014
                      Registration fees (Note 1e)                                                 10,552
                      Transfer agent fees -- Class B (Note 2)                                      9,029
                      Amortization of organization expenses (Note 1e)                              6,384
                      Pricing fees                                                                 4,467
                      Transfer agent fees -- Class A (Note 2)                                      3,273
                      Custodian fees                                                               2,648
                      Account maintenance and distribution fees -- Class C (Note 2)                2,644
                      Account maintenance fees -- Class D (Note 2)                                 2,352
                      Trustees' fees and expenses                                                  1,481
                      Transfer agent fees -- Class D (Note 2)                                        901
                      Transfer agent fees -- Class C (Note 2)                                        225
                      Other                                                                        2,791
                                                                                              ----------
                      Total expenses before reimbursement                                        413,284
                      Reimbursement of expenses (Note 2)                                        (127,660)
                                                                                              ----------
                      Total expenses after reimbursement                                                               285,624
                                                                                                                    ----------
                      Investment income -- net                                                                       1,375,497
                                                                                                                    ----------

Realized &            Realized gain on investments -- net                                                              222,916
Unrealized Gain on    Change in unrealized appreciation on investments -- net                                        1,129,070
Investments -- Net                                                                                                  ----------
(Notes 1b, 1d & 3):   Net Increase in Net Assets Resulting from Operations                                          $2,727,483
                                                                                                                    ==========

                      See Notes to Financial Statements.






Statements of Changes in Net Assets

                                                                                                   For the Year Ended July 31,
                                                                                                     1997             1996
Increase (Decrease) in Net Assets:

Operations:            Investment income -- net                                                   $1,375,497        $1,465,523
                       Realized gain (loss) on investments -- net                                    222,916          (170,906)
                       Change in unrealized appreciation on investments -- net                     1,129,070           281,822
                                                                                                ------------      ------------
                       Net increase in net assets resulting from operations                        2,727,483         1,576,439
                                                                                                ------------      ------------

Dividends to           Investment income -- net:
Shareholders           Class A                                                                      (419,529)         (494,015)
(Note 1f):             Class B                                                                      (823,087)         (863,714)
                       Class C                                                                       (19,065)          (21,014)
                       Class D                                                                      (113,816)          (86,780)
                                                                                                ------------      ------------
                       Net decrease in net assets resulting from dividends to shareholders        (1,375,497)       (1,465,523)
                                                                                                ------------      ------------

Beneficial Interest    Net increase (decrease) in net assets derived from beneficial interest
Transactions           transactions                                                                 (465,020)        1,398,401
(Note 4):                                                                                       ------------      ------------

Net Assets:            Total increase in net assets                                                  886,966         1,509,317
                       Beginning of year                                                          29,806,451        28,297,134
                                                                                                ------------      ------------
                       End of year                                                               $30,693,417       $29,806,451
                                                                                                ============      ============

                       See Notes to Financial Statements.






Financial Highlights

                                                                                   Class A
                                                                                                        For the
                                                                                                        Period
                                                                                                        Nov. 26,
The following per share data and ratios have been derived                                               1993+ to
from information provided in the financial statements.              For the Year Ended July 31,         July 31,
                                                                   1997       1996         1995           1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period         $9.45      $9.41        $9.38         $10.00
Operating                                                      --------   --------     --------       --------
Performance:         Investment income -- net                       .47        .50          .52            .34
                     Realized and unrealized gain (loss)
                     on investments -- net                          .44        .04          .03           (.62)
                                                               --------   --------     --------       --------
                     Total from investment operations               .91        .54          .55           (.28)
                                                               --------   --------     --------       --------
                     Less dividends from investment income
                     -- net                                        (.47)      (.50)        (.52)          (.34)
                                                               --------   --------     --------       --------
                     Net asset value, end of period               $9.89      $9.45        $9.41          $9.38
                                                               ========   ========     ========       ========

Total Investment     Based on net asset value per share            9.93%      5.83%        6.20%         (2.83%)++
Return:**                                                      ========   ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                 .62%       .47%         .24%           .03%*
Net Assets:                                                    ========   ========     ========       ========
                     Expenses                                      1.05%      1.12%        1.40%          1.52%*
                                                               ========   ========     ========       ========
                     Investment income -- net                      4.94%      5.24%        5.71%          5.36%*
                                                               ========   ========     ========       ========
Supplemental         Net assets, end of period (in thousands)    $8,481     $8,777       $9,755        $10,634
Data:                                                          ========   ========     ========       ========
                     Portfolio turnover                          108.22%     49.13%       73.86%         82.71%
                                                               ========   ========     ========       ========
                   * Annualized.
                  ** Total investment returns exclude the effects of sales loads.
                   + Commencement of Operations.
                  ++ Aggregate total investment return.

                     See Notes to Financial Statements.


                                                                                   Class B
                                                                                                        For the
                                                                                                        Period
                                                                                                        Nov. 26,
The following per share data and ratios have been derived                                               1993+ to
from information provided in the financial statements.              For the Year Ended July 31,         July 31,
                                                                   1997       1996         1995           1994
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period         $9.45      $9.41        $9.38         $10.00
Operating                                                      --------   --------     --------       --------
Performance:         Investment income -- net                       .42        .45          .48            .31
                     Realized and unrealized gain (loss)
                     on investments -- net                          .44        .04          .03           (.62)
                                                               --------   --------     --------       --------
                     Total from investment operations               .86        .49          .51           (.31)
                                                               --------   --------     --------       --------
                     Less dividends from investment income
                     -- net                                        (.42)      (.45)        (.48)          (.31)
                                                               --------   --------     --------       --------
                     Net asset value, end of period               $9.89      $9.45        $9.41          $9.38
                                                               ========   ========     ========       ========
Total Investment     Based on net asset value per share            9.38%      5.29%        5.66%         (3.16%)++
Return:**                                                      ========   ========     ========       ========

Ratios to Average    Expenses, net of reimbursement                1.13%       .98%         .76%           .54%*
Net Assets:                                                    ========   ========     ========       ========
                     Expenses                                      1.56%      1.62%        1.93%          2.03%*
                                                               ========   ========     ========       ========
                     Investment income -- net                      4.43%      4.73%        5.20%          4.73%*
                                                               ========   ========     ========       ========

Supplemental         Net assets, end of period (in thousands)   $18,987    $18,407      $17,116        $14,522
Data:                                                          ========   ========     ========       ========
                     Portfolio turnover                          108.22%     49.13%       73.86%         82.71%
                                                               ========   ========     ========       ========
                  * Annualized.
                 ** Total investment returns exclude the effects of sales loads.
                 +  Commencement of Operations.
                 ++ Aggregate total investment return.

                    See Notes to Financial Statements.


                                                                  Class C                                 Class D
                                                                                     For the                            For the
                                                                                     Period                             Period
                                                                                      Oct 21,                          Oct. 21,
The following per share data and ratios have been derived     For the Year Ended     1994+ to     For the Year Ended   1994+ to
from information provided in the financial statements.             July 31,          July 31,          July 31,         July 31,
                                                              1997          1996       1995       1997          1996      1995
Increase (Decrease) in Net Asset Value:
Per Share            Net asset value, beginning of period     $9.46        $9.41      $9.03       $9.45        $9.40      $9.03
Operating                                                 ---------    ---------  ---------   ---------    ---------  ---------
Performance:         Investment income -- net                   .41          .44        .35         .46          .49        .40
                     Realized and unrealized gain on
                     investments -- net                         .43          .05        .38         .43          .05        .37
                                                          ---------    ---------  ---------   ---------    ---------  ---------
                     Total from investment operations           .84          .49        .73         .89          .54        .77
                                                          ---------    ---------  ---------   ---------    ---------  ---------
                     Less dividends from investment
                     income -- net                             (.41)        (.44)      (.35)       (.46)        (.49)      (.40)
                                                          ---------    ---------  ---------   ---------    ---------  ---------
                     Net asset value, end of period           $9.89        $9.46      $9.41       $9.88        $9.45      $9.40
                                                          =========    =========  =========   =========    =========  =========
Total Investment     Based on net asset value per share        9.15%        5.29%      8.27%++     9.71%        5.84%      8.74%++
Return:**                                                 =========    =========  =========   =========    =========  =========

Ratios to Average    Expenses, net of reimbursement            1.23%        1.09%       .95%*       .72%         .58%       .38%*
Net Assets:                                               =========    =========  =========   =========    =========  =========
                     Expenses                                  1.66%        1.72%      2.04%*      1.15%        1.21%      1.49%*
                                                          =========    =========  =========   =========    =========  =========
                     Investment income -- net                  4.33%        4.62%      5.01%*      4.84%        5.13%      5.66%*
                                                          =========    =========  =========   =========    =========  =========

Supplemental         Net assets, end of period
Data:                (in thousands)                            $578         $449       $162      $2,647       $2,173     $1,265
                                                          =========    =========  =========   =========    =========  =========
                     Portfolio turnover                      108.22%       49.13%     73.86%     108.22%       49.13%     73.86%
                                                          =========    =========  =========   =========    =========  =========
                  *  Annualized.
                 **  Total investment returns exclude the effects of sales loads.
                 +   Commencement of Operations.
                 ++  Aggregate total investment return.

                     See Notes to Financial Statements.




Merrill Lynch Colorado Municipal Bond Fund                July 31, 1997

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Colorado Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments -- The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

[bullet] Financial futures contracts -- The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding
$1 billion; and 0.50% of average daily net assets in excess of $1 billion.

For the year ended July 31, 1997, FAM earned fees of $164,290, of which $127,660 was voluntarily waived.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                       Account                  Distribution
                   Maintenance Fee                  Fee

Class B                0.25%                       0.25%
Class C                0.25%                       0.35%
Class D                0.10%                         --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1997, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                       MLFD                          MLPF&S

Class A                $31                            $407
Class D               $501                          $2,296

For the year ended July 31, 1997, MLPF&S received contingent deferred sales charges of $39,963 and $20 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1997 were $30,657,167 and $31,840,631, respectively.

Net realized and unrealized gains (losses) as of July 31, 1997 were as follows:

                             Realized               Unrealized
                          Gains (Losses)              Gains

Long-term investments        $368,678               $2,172,714
Financial futures contracts  (145,762)                      --
                            ---------               ----------
Total                        $222,916               $2,172,714
                            =========               ==========

As of July 31, 1997, net unrealized appreciation for Federal income tax purposes aggregated $2,172,714, all of which was related to appreciated securities. The aggregate cost of investments at July 31, 1997 for Federal income tax purposes was $28,181,390.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(465,020) and $1,398,401 for the years ended July 31, 1997 and July 31, 1996, respectively.

Transactions in shares of beneficial interest for each class were as follows:

Class A Shares for the Year                            Dollar
Ended July 31, 1997               Shares               Amount

Shares sold                       59,834              $573,316
Shares issued to shareholders
in reinvestment of dividends      11,426               109,164
                             -----------           -----------
Total issued                      71,260               682,480
Shares redeemed                 (142,277)           (1,355,282)
                             -----------           -----------
Net decrease                     (71,017)            $(672,802)
                             ===========           ===========

Class A Shares for the Year                            Dollar
Ended July 31, 1997               Shares               Amount


Shares sold                      146,883            $1,403,098
Shares issued to shareholders
in reinvestment of dividends      15,973               152,184
                             -----------           -----------
Total issued                     162,856             1,555,282
Shares redeemed                 (271,026)           (2,585,723)
                             -----------           -----------
Net decrease                    (108,170)          $(1,030,441)
                             ===========           ===========

Class B Shares for the Year                            Dollar
Ended July 31, 1997               Shares               Amount

Shares sold                      272,575            $2,606,137
Shares issued to shareholders
in reinvestment of dividends      36,590               349,840
                               ---------            ----------
Total issued                     309,165             2,955,977
Automatic conversion
of shares                        (21,955)             (209,480)
Shares redeemed                 (314,492)           (3,005,799)
                               ---------            ----------
Net decrease                     (27,282)            $(259,302)
                               =========            ==========

Class B Shares for the Year                            Dollar
Ended July 31, 1996               Shares               Amount

Shares sold                      429,323            $4,107,558
Shares issued to shareholders
in reinvestment of dividends      35,409               337,321
                               ---------            ----------
Total issued                     464,732             4,444,879
Automatic conversion
of shares                         (4,546)              (42,736)
Shares redeemed                 (332,089)           (3,170,672)
                               ---------            ----------
Net increase                     128,097            $1,231,471
                               =========            ==========

Class C Shares for the Year                            Dollar
Ended July 31, 1997               Shares               Amount

Shares sold                       28,845              $276,154
Shares issued to shareholders
in reinvestment of dividends       1,371                13,114
                               ---------            ----------
Total issued                      30,216               289,268
Shares redeemed                  (19,225)             (183,478)
                               ---------            ----------
Net increase                      10,991              $105,790
                               =========            ==========

Class C Shares for the Year                            Dollar
Ended July 31, 1996               Shares               Amount

Shares sold                       44,615              $421,180
Shares issued to shareholders
in reinvestment of dividends       1,423                13,580
                               ---------            ----------
Total issued                      46,038               434,760
Shares redeemed                  (15,840)             (150,183)
                               ---------            ----------
Net increase                      30,198              $284,577
                               =========            ==========

Class D Shares for the Year                            Dollar
Ended July 31, 1997               Shares               Amount

Shares sold                       40,045              $382,884
Automatic conversion
of shares                         21,966               209,480
Shares issued to shareholders
in reinvestment of dividends       2,458                23,480
                               ---------            ----------
Total issued                      64,469               615,844
Shares redeemed                  (26,741)             (254,550)
                               ---------            ----------
Net increase                      37,728              $361,294
                               =========            ==========

Class D Shares for the Year                            Dollar
Ended July 31, 1996               Shares               Amount

Shares sold                      146,932            $1,396,111
Automatic conversion
of shares                          4,548                42,736
Shares issued to shareholders
in reinvestment of dividends       3,609                34,400
                               ---------            ----------
Total issued                     155,089             1,473,247
Shares redeemed                  (59,500)             (560,453)
                               ---------            ----------
Net increase                      95,589              $912,794
                               =========            ==========

5. Capital Loss Carryforward:
At July 31, 1997, the Fund had a net capital loss carryforward of approximately $1,549,000, of which $1,423,000 expires in 2003 and $126,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.



INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and for the period November 26, 1993 (commencement of operations) to July 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibil-ity is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reason-able assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Colorado Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1997, the results of its opera-tions, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 5, 1997



IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Colorado Municipal Bond Fund during its taxable year ended July 31, 1997 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributed by the Fund during the year.

Please retain this information for your records.



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863